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                       NEW ENGLAND LIFE INSURANCE COMPANY
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                           ZENITH FLEXIBLE LIFE 2002
                           ZENITH FLEXIBLE LIFE 2001
                         ZENITH SURVIVORSHIP LIFE 2002

                      SUPPLEMENT DATED JANUARY 9, 2008 TO
                        PROSPECTUS DATED APRIL 30, 2007


The following information replaces the second paragraph under DISTRIBUTION OF THE POLICIES in the April 30, 2007 prospectuses for the above-referenced variable life insurance policies.

Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid, up to the Commissionable Target Premium, and 7% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 4, the gross dealer concession amount is 8.0% of all premiums paid, in Policy years 5 through 10, the gross dealer concession is 5% of all premiums paid, and in Policy year 11 and thereafter the gross dealer concession amount is 2.0% of all premiums paid. Commissionable Target Premium is the Target Premium, as defined in the Glossary, plus the Target Premium associated with any riders added to the Policy. All or a portion of the cash payments may be returned if the Policy is not continued through the first Policy year. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit through the use of term riders.